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                                                                    EXHIBIT 4(c)

KEMPER INVESTORS LIFE INSURANCE COMPANY                            [KEMPER LOGO]

1 Kemper Drive, Long Grove, IL  60049-0001

ENROLLMENT APPLICATION                          NAME OF PLAN:    KEMPER PASSPORT
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1. ANNUITANT INFORMATION

Name of Annuitant

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Address
       -------------------------------------------------------------------------

City                                State                Zip
    -------------------------------       -------------      -------------------

Daytime Phone (          )
                          ------------------------------------------------------

[ ]Male   [ ]  Female    SS#
                             ---------------------------------------------------

Date of Birth
              ------------------------------------------------------------------

Name of Joint Annuitant (if any)

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Address
       -------------------------------------------------------------------------

City                                State                Zip
    -------------------------------       -------------      -------------------

Daytime Phone (          )
                          ------------------------------------------------------

[ ]Male   [ ]  Female    SS#
                             ---------------------------------------------------

Date of Birth
              ------------------------------------------------------------------


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2. OWNER INFORMATION Complete only if Owner(s) is other than Proposed
   Annuitant(s)

Name of Owner

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Address
       -------------------------------------------------------------------------

City                                State                Zip
    -------------------------------       -------------      -------------------

Daytime Phone (          )
                          ------------------------------------------------------

[ ]Male   [ ]  Female    SS#
                             ---------------------------------------------------

Date of Birth
              ------------------------------------------------------------------


Name of Joint Owner (if any)

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Address
       -------------------------------------------------------------------------

City                                State                Zip
    -------------------------------       -------------      -------------------

Daytime Phone (          )
                          ------------------------------------------------------

[ ]Male   [ ]  Female    SS#
                             ---------------------------------------------------

Date of Birth
              ------------------------------------------------------------------



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3. BENEFICIARY INFORMATION  Please show % each is to receive (to list more beneficiaries, use Section 7).

Primary                          %                     Relationship to Annuitant
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Contingent                       %                     Relationship to Annuitant
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4. PURCHASE PAYMENT $             Total Asset Allocation must equal 100%.
                     ------------

MARKET VALUE ADJUSTED GUARANTEE PERIODS

         % One Year                           % Six Years
-------                              -------
         % Two Years                          % Seven Years
-------                              -------
         % Three Years                        % Eight Years
-------                              -------
         % Four Years                         % Nine Years
-------                              -------
         % Five Years                         % Ten Years
-------                              -------

KEMPER PASSPORT SUBACCOUNTS

         % Money Market I                     % Total Return
-------                              -------
         % Money Market II                    % Value+Growth
-------                              -------
         % Government Securities              % Growth
-------                              -------
         % Investment Grade Bond              % International
-------                              -------
         % High Yield                         % Value
-------                              -------
         % Horizon 5                          % Small Cap Value
-------                              -------
         % Horizon 10+                        % Small Cap Growth
-------                              -------
         % Horizon 20+
-------

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5. TYPE OF PLAN (Please check one):

[ ] Non-Qualified                   [ ] Non-Qualified/1035(a) Exchange
[ ] Qualified (please also complete Section 12)

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6. TELEPHONE TRANSFER PRIVILEGE

[ ] Check here to authorize telephone transfers between guarantee periods and subaccounts subject to the conditions stated on the reverse side of this application.

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7. SPECIAL REQUESTS
                    ------------------------------------------------------------

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L-1601 (4/96)                                                       50M  (10/96)

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8. ANNUITIZATION   Annuity payments will start on the 20th certificate anniversary unless another date is requested here:
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9. REPLACEMENT COMPLIANCE  Is this annuity intended to replace or change any existing life insurance or annuity?
/ / Yes / / No
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10. SIGNATURES
RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR KEMPER PASSPORT AND KEMPER INVESTORS FUND.  BENEFITS,  PAYMENTS AND
VALUES PROVIDED BY THE CONTRACT WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS
TO THE DOLLAR AMOUNT. BENEFITS AND PAYMENTS PROVIDED BY THE CONTRACT WHEN BASED ON GUARANTEE PERIOD VALUES MAY INCREASE OR
DECREASE IN ACCORDANCE WITH THE MARKET VALUE ADJUSTMENT FORMULA STATED IN THE CONTRACT. If you would like a Statement of
Additional Information, please check here. / /

I agree that all statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

Application made at (City)                                           (State)      this        day of                     , 19
                          -------------------------------------------       -----      ------        -------------------     -------
Signature of                                                                 Signature of
Annuitant                                                                    Joint Annuitant
          ----------------------------------------------------------------                   ---------------------------------------
Signature of                                                                 Signature of
Owner                                                                        Joint Owner
     ---------------------------------------------------------------------               -------------------------------------------
[If other than Annuitant(s)]                                                 [If other than Annuitant(s)]
Florida License Identification Number (for Florida agents only)
                                                                --------------------------------------------------------------------
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11. AGENT'S REPORT  Is this annuity intended to replace or change any existing life insurance or annuity?    / / Yes   / / No

If yes, please indicate annuity or life insurance below, enter the original effective date, the cost basis and submit any required
replacement terms.       / / Life Insurance             / /  Annuity

Original Effective Date                                                                            Cost Basis $
                         -------------------------------------------------------------------------              --------------------
Signature of Agent
                  ------------------------------------------------------------------------------------------------------------------
Print Agent Name and Number
                           ---------------------------------------------------------------------------------------------------------
Name and Address of Firm
                        ------------------------------------------------------------------------------------------------------------
Phone Number                                                             City                        State         Zip
            -------------------------------------------------------------    ------------------------     --------    --------------
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
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Kemper Investors Life Insurance Company
1 Kemper Drive, Long Grove, IL 60049-0001                  KEMPER PASSPORT APPLICATION

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Important: You must be properly licensed and appointed with KILICO in order for ticket to be processed.        Date
Application L-1601 must be completed for Dollar Cost Averaging, Systematic Withdrawals, 1035(a) Exchanges.
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Firm                           Branch                     Client Account Number                                IC Name and Number
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Type of Plan  [ ]Non-Qualified    [ ]Additional Deposit                                                        Purchase Payment
              [ ]IRA              [ ]Other Qualified Plan (indicate type)
                                                                          --------------------------
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                     ANNUITANT INFORMATION                                 OWNER INFORMATION (IF OTHER THAN ANNUITANT)

Last Name             First                 Middle                      Last Name            First             Middle

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Street Address                                                          Street Address

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City                  State             Zip Code                        City                  State          Zip Code

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Date of Birth    Sex          Social Security #                    Date of Birth    Sex         Social Security #
                 [ ]M [ ]F    Daytime Phone #                                       [ ]M [ ]F   Daytime Phone #
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                 JOINT ANNUITANT                                          JOINT OWNER (IF OTHER THAN JOINT ANNUITANT)
Name                                                                    Name

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Date of Birth           Sex                 Social Security #         Date of Birth           Sex            Social Security #
                        [ ] M [ ] F                                                           [ ] M [ ] F
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Fund Allocation (For Dollar Cost Averaging, allocation must be made in MMI, MMII or Govt. Sec.)         Guarantee Periods
      % Money Market I        % Government Securities      % Horizon 5          % Small Cap Value            % 1 Yr        % 6 Yr
------                   -----                        -----                -----                        -----         -----
      % Money Market II       % International              % Horizon 10+        % Value                      % 2 Yr        % 7 Yr
------                   -----                        -----                -----                        -----         -----
      % High Yield            % Small Cap Growth           % Horizon 20+        % Other                      % 3 Yr        % 8 Yr
------                   -----                        -----                -----                        -----         -----
      % Total Return          % Invest. Grade Bond         % Value + Growth                                  % 4 Yr        % 9 Yr
------                   -----                        -----                ----------------------       -----         -----
      % Growth            100% Total Asset Allocation including Guarantee Periods                            % 5 Yr        % 10 Yr
------                                                                                                  -----         -----

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BENEFICIARY INFORMATION
IF YOU INTEND THE SURVIVING JOINT OWNER (IF ANY) TO BE THE PRIMARY
BENEFICIARY, PLEASE COMPLETE CONTINGENT BENEFICIARY SECTION ONLY.
Primary Name                          Relationship
                                                                  %
                                                         ---------
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Contingent                            Relationship
                                                                  %
                                                         ---------
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SPECIAL REQUESTS
Will this policy replace any existing life insurance or annuity?       [ ]Yes  [ ]No
I have reviewed the information above and agree it is correct.         [ ]Yes  [ ]No

Owner's Signature
                  ------------------------------------------------------------------
Signed at
                  ------------------------------------------------------------------
                   City               State              Date

To the best of my knowledge, does the policy applied for involve the replacement of existing life insurance or annuity?  [ ]Yes [ ]No

Agent Signature
                 -------------------------------------------------------------------



L-1648 (5/94)
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KEMPER INVESTORS LIFE INSURANCE COMPANY                     [KEMPER LOGO]
P.O. BOX 4553,  CHICAGO, IL  60680-9677

GROUP MASTER APPLICATION



Group Single Premium Modified Guaranteed and Variable Deferred Annuity
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Application For                      Name of Product


XYZ Group
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Name of Group


1 North State Street
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Principal Office Address


Chicago                           IL                            60600
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City                             State                          Zip


BENEFITS AND PAYMENTS PROVIDED BY THIS CONTRACT, WHEN BASED ON GUARANTEE PERIOD VALUES, MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE MARKET VALUE ADJUSTMENT FORMULA STATED IN THE CONTRACT SCHEDULE.

BENEFITS, PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. REFER TO THE VARIABLE ACCOUNT AND ANNUITY PERIOD PROVISIONS FOR A DETERMINATION OF ANY VARIABLE BENEFITS.


/s/ John Smith
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Signature of Authorized Representative

John Smith
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Typed Name

President
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Title

Chicago                           IL                            60600
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Signed at                         City                          State

October 1, 1991
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Date

Jay James
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Witnessed

Richard Roe
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Licensed Agent



Form L-1605 (9/91)                                              113980